SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 20, 2004

PINNACLE FINANCIAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-31225	62-1812853

(State of jurisdiction	(Commission file	(IRS Employer
or incorporation)	Number)	Identification No.)

211 Commerce Street, Suite 300
Nashville, Tennessee	37201

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (615) 744-3700

N/A

(Former Name or Former Address; if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

The following exhibit is furnished pursuant to Item 9 and Item 12.

99.1	The press release of Registrant, dated July 20, 2004, announcing results for the second quarter and first six months of 2004.

ITEM 9.    REGULATION FD DISCLOSURE

This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on July 20, 2004. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 9 of Form 8-K, was to announce results for the second quarter and first six months of 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on July 20, 2004. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 12 of Form 8-K, was to announce results for the second quarter and first six months of 2004.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC

	By:	/s/ M. TERRY TURNER

M. Terry Turner President and Chief Executive Officer

Date: July 21, 2004

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	The press release of Registrant, dated July 20, 2004, announcing results for the second quarter and first six months of 2004.

3